WISDOMTREE TRUST

Supplement dated May 8, 2017

to the currently effective

Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”)

and Statement of Additional Information (“SAI”) for the

WisdomTree U.S. Export and Multinational Fund (the “Fund”)

The following information supplements and should be read in conjunction with the Prospectus and SAI for the above-listed Fund.

The number of shares that comprise a creation unit for the Fund is hereby changed from 50,000 to 25,000. Accordingly, all references in the Prospectuses and SAI to Creation Units of 50,000 shares or multiples thereof with respect to the Fund are replaced by Creation Units of 25,000 shares or multiples thereof.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-091-0517